March 31, 1998

SEMI-ANNUAL
REPORT

CALVERT WORLD VALUES
INTERNATIONAL EQUITY FUND



Table of Contents
President's Letter                         1
Portfolio Manager Remarks                  2
Statement of Net Assets                    6
Statment of  Operations                   11
Statement of  Changes in Net Assets       12
Notes to Financial Statements             13
Financial Highlights                      16

CALVERT WORLD VALUES
INTERNATIONAL EQUITY FUND

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accompanied by a prospectus.

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Dear Shareholders:

At the end of 1997, a financial crisis in the developing nations of Southeast Asia emerged as a threat to this historic bull market. Market pundits sounded the warning bell, and fund managers cautioned investors to check their expectations and confirm their objectives. However, as has been the case of late, each new precipice turns out to be a launching pad for a new flight upward.

Virtually every sector of the US equity market turned in double-digit returns for the first quarter of 1998. Looking beyond the US, most international markets also posted strong gains, notably the troubled Pacific Rim countries, which snapped back sharply, and the Western European markets of Germany, France and Great Britain. We're pleased to note that almost every Calvert Group fund also reported strong absolute and relative returns.

The strength of the global stock market is due in large part to the fundamental strength of major economies around the world. Favorable investment conditions of low inflation and an expanding economy have so far helped the market work through concerns for the consequences of Southeast Asia's financial troubles and worries that companies' earnings growth may not be as robust.

This protracted bull market has shown us time and again that its strength should not be underestimated. For investors, its ability to defy prediction reinforces the soundness of a long-term approach that focuses on investors' goals rather than short-term market trends.

Thank you for choosing Calvert Group. We appreciate your business and your confidence in our investment programs.

Sincerely,



Barbara J. Krumsiek
President and CEO

April 24, 1998

Portfolio Statistics
March 31, 1998

Investment Performance

                                   6 Months          12 Months
                                   ended             ended
                                   3/31/98           3/31/98
International
Equity Fund                        6.64%             22.71%
MSCIEAFE
Index GD                           5.87%             18.93%
Lipper International
Funds Average                      5.91%             19.45%

Ten Largest Stock Holdings

                                   % of Net Assets
Zurich Versicherungs               3.2%
Banque Nationale de Paris          2.8%
Fortis                             2.7%
Standard Bank Investment           2.4%
Telecom Italia Mobile              2.4%
Telefonica de Espana               2.2%
Pinault-Printemps                  2.2%
Credit Suisse Group                2.1%
Christiana Bank                    2.0%
VNU                                2.0%
Total                              24.0%


Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charge.

GD represents gross dividends

Source:  Lipper Analytical Services, Inc.

ANDREW PRESTON
OF MURRAY JOHNSTONE INTERNATIONAL

How would you characterize international stock market performance for the six months ending March 31, 1998?

We saw global markets tested by the collapse in Asia only to be boosted again by strength in the European markets. After a roller-coaster ride, the Morgan Stanley Capital International Europe, Australia and Far East (MSCIEAFE) Index returned 5.87%. The Fund's return of 6.64% outstripped the Index's.
Tell us which factors were most responsible for the gyrations.
The collapse of Asian currencies and markets in late 1997 was the most important event for global markets during this reporting period. Although initially the problems seemed to be specific to Thailand and Korea, the contagion quickly spread to engulf the whole of Southeast Asia which was vulnerable to rising currencies (pegged informally to the rising dollar) and weakening trade accounts. The Asian markets fell as investors reduced exposure, and currencies collapsed as assets were switched to "hard" currencies. Japan was dragged into the turmoil due to extensive trade and investment links with the area. Global markets saw a setback in October when there was a fear that the Asian collapse would spread worldwide.
The outcome was somewhat different than expected, and markets except for Asia staged a strong recovery. Whereas the Federal Reserve had warned investors against "irrational exuberance", the weakness in Asia together with low inflation in the US economy through 1997 led to an extension of the period of low rates. This prompted a strong rebound in the US and Europe with the low rates leading to a re-rating of equities in those markets. Europe was also benefiting from a widespread restructuring program in the finance and manufacturing sectors, enhancing shareholder value and returns. The result was a two tier market globally in which the US and Europe thrived but Asia and the emerging markets languished.

What was the effect of the Asian currency crisis on the Fund?

The impact on the portfolio was limited. As the troubles in the region began to bubble up, we reduced exposure, switching assets to Europe. With inflation under control, this region took on safe-haven status and continued to attract investment. Within Europe, the financial sector was one of the best performing as a result of a series of large-scale mergers which led to enhanced earnings prospects but the restructuring embraced manufacturing as well. The other theme which drove returns in Europe was the convergence of interest rates, as a prelude to monetary union. The markets where short rates had farthest to fall, Ireland, Italy and Spain, all saw excellent returns and the portfolio was overweight in these areas versus the MSCIEAFE Index. Also, as interest rates fell, investors switched from bond funds to equities, further enhancing returns.

Which companies were the leading contributors?

With cash flows being a major feature of market progress during the period, large, liquid companies such as the French retailer, Pinault Printemps, and the Spanish utility, Telefonica, tended to be the best performers. However, smaller companies in strong sectors also generated good returns. Two examples in the UK were Mysis, the leading software supplier to the financial services industry which is also benefiting from Year 2000 related business, and FirstGroup Plc., which has rapidly grown from a regional operator to one of the main public transport providers in the country.

Falling interest rates encouraged the managers to increase exposure to financial stocks- banks and insurance companies. This sector produced excellent returns, especially companies such as Zurich Insurance, Credito Italiano and Allied Irish Banks. Other sectors also benefited with stocks such as Cap Gemini, the French software house, Elsevier, the Dutch publisher, and Vendex, the Dutch retailer, responding to strong growth.

Another key to portfolio performance was the investment in Standard Bank in South Africa. The reasons for investing in the market, falling inflation and lower interest rates, came through in 1997 and the market also saw substantial restructuring of companies during the period. South Africa withstood much of the pressure on emerging markets in 1997 and outperformed the group again in the first quarter of 1998. Within the market, the financial sector once again, generated the best returns.

Companies' social and environmental practices are also monitored. Can you give us some of the highlights on this front?

As we've mentioned in past reports, we're pleased with South African company Standard Bank's programs designed to serve lower-income customers and steps taken to maintain a diverse workplace. FirstGroup Plc., one of the UK's largest bus operators, has launched an electric and diesel-powered passenger bus and a natural gas-powered bus, which help to improve air quality. The US subsidiary of Allied Irish Banks has a community reinvestment program that makes loans to lower-income persons and provides low-interest loans to home buyers. Elsevier, the Dutch publishing company, supports educational opportunities by providing information and research services around the world.

In addition to researching companies, the Fund continues to engage in shareholder activism. For example, the Fund has taken proactive steps to engage in dialogue with a number of Hong Kong property companies on their social practices in Hong Kong and mainland China. For example, Sun Hung Kai Properties states that it is developing residential properties for middle-income persons in China. We continue to urge companies to develop positive social practices for the people of that country.

What's your outlook for the remainder of 1998?

Many of the features which supported markets in 1997 are still in place: growth is moderate, inflation is low and there is little pressure for rates to rise. The weakness in Asia persists and this is likely to contribute to continued low interest rates worldwide. Under this scenario, equities have seen a re-rating and price/earnings ratios have expanded. Corporate merger activity remains high and will encourage the continuation of this trend. However, the smooth progress of markets does not usually persist uninterrupted, and at some point earnings may be viewed as failing to sustain the higher ratings which are a general feature of markets today. On the plus side, Asia's devastated economies will eventually return to growth paths after suffering recession in 1998. Our indicators are pointing to a bright future in Asia although the light at the end of the tunnel is still dim. In this context Japan has a major role to play: an expanded Japanese economy will act as a motor to re-invigorate economies and markets in the region. We are therefore looking to Japan to reverse some of the fiscal tightening measures imposed in 1997 and encourage its citizens to spend more and help lift demand. Assuming this is achieved, we see a natural switch of profits from Europe to the Asian region during 1998 but the timing of this shift will be crucial. While growth and earnings remain buoyant in Europe, that time has not yet arrived.

April 24, 1998

PORTFOLIO STATISTICS
March 31, 1998

Average Annual Total Returns

                                   Class A Shares
                                   as of 3/31/98
One year                           16.86%
Five year                          11.43%
Since inception                    10.01%
(7/02/92)

                                   Class C Shares
                                   as of 3/31/98
One year                           21.56%
Since inception                    8.12%
(3/01/94)

Performance Comparison
Comparison of change in value of $10,000 investment.

Line Graph here showing comparison of funds from 8/1/92 to 3/31/98

Calvert World Values International Equity Fund         $17,584
MSCI EAFE Index GD                                     $20,030
Lipper International Funds Index                       20,818


Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in Class C shares would be different. Past performance is no guarantee of future results.

Portfolio Statistics
March 31, 1998

Country Allocation

                                   % of Equity       Securities
                                   3/31/98           9/30/97
Argentina                          2.6%              4.1%
Australia                          2.0%              6.6%
Belgium                            3.8%              2.2%
Chile                              1.7%              2.1%
Costa Rica                         .1%               .1%
Finland                            -                 2.9%
France                             12.5%             7.2%
Germany                            7.9%              5.2%
Hong Kong                          1.2%              5.5%
Ireland                            2.2%              2.8%
Italy                              4.4%              8.7%
Japan                              16.1%             16.8%
Malaysia                           --
Mexico                             3.1%              3.6%
Netherlands                        6.0%              2.9%
New Zealand                        -                 2.5%
Norway                             2.2%              -
Singapore                          2.0%              2.3%
South Africa                       2.8%              2.2%
Spain                              5.1%              4.1%
Switzerland                        6.8%              2.7%
UK                                 17.2%             15.2%
US                                 .3%               .3%
                                   100%              100%

STATEMENT OF NET ASSETS
March 31, 1998

Equity Securities - 92.8%                            Shares     Value
Argentina - 2.4%
Banco Frances del Rio la Plat (ADR)                  96,300     $2,901,037
Telecom de Argentina Stet - France (ADR)             92,800     3,323,400
                                                                6,224,437

Australia - 1.9%
Commonwealth Bank of Australia                       175,000    2,078,970
Telstra Corp. *                                      1,125,000  2,894,232
                                                                4,973,202

Belgium - 3.5%
UCB                                                  530        2,216,934
Fortis                                               25,000     6,949,635
                                                                9,166,569

Chile - 1.6%
Compania de Telecomunicaciones de Chile (ADR)        150,000    4,134,375
                                                                4,134,375

Costa Rica - 0.1%
Pro Fund International +                             1,518      1,518
Pro Fund International (Preferred) +                 150,240    150,240
                                                                151,758

France - 11.6%
AXA UAP *                                            48,409     4,983,452
Banque National de Paris *                           92,572     7,192,161
Cap Gemini *                                         25,933     3,046,264
Havas                                                15,120     1,251,563
Pinault-Printemps                                    7,400      5,719,403
Sita                                                 10,830     2,390,551
Sita (Com)                                           2,707      576,125
SGS Thomson Microelectronics *                       54,000     4,242,453
Suez Lyonnaise des Eaux                              5,312      767,122
                                                                30,169,094

Germany - 7.3%
Allianz *                                            14,830     4,478,146
Allianz (Rights)                                     436        130,714
Deutsche Telekom                                     140,000    3,039,118
Douglas Holdings                                     71,250     2,661,931
Linde                                                5,450      3,954,421
Volkswagen *                                         5,968      4,672,306
Volkswagen (Rights, expiration 4/7/98)               5,968      108,418
                                                                19,045,054

Hong Kong - 1.1%
Hong Kong & China Gas *                              1,000,000  1,677,679
Hong Kong Land Holdings                              750,000    1,290,000
                                                                2,967,679

Equity Securities (Cont'd)                           Shares     Value
Ireland - 2.1%
Allied Irish Banks                                   177,307    $2,187,502
Bank of Ireland                                      56,070     1,110,377
Global Telesystems Group, Inc. *                     46,250     2,162,188
                                                                5,460,067

Italy - 4.1%
Credito Italiano                                     928,086    4,584,429
Telecom Italia Mobile                                1,149,960  6,178,748
                                                                10,763,177

Japan - 14.9%
Canon Sales                                          158,800    2,205,141
Ezaki Glico Co.                                      113,000    644,623
Fanuc *                                              103,000    3,556,389
Fuji Machine Manufacturing                           110,000    2,914,618
Fuji Photo Film                                      84,000     3,127,341
Fujitsu                                              250,000    2,608,369
Kuraray Co.                                          385,000    3,381,122
Namco                                                110,000    2,427,472
Nippon Hodo Co.                                      453,000    1,910,948
Nippon Telegraph & Telephone Corp.                   376        3,132,745
Nitto Denko                                          180,000    2,621,130
Ricoh                                                280,000    2,816,288
Snow Brand Milk                                      200,000      668,043
Sumitomo Bank                                        240,000    2,449,991
Sumitomo Electric Industries                         93,000     1,200,676
Takeda Chemical Industries                           125,000    3,180,709
                                                                38,845,605

Mexico - 2.9%
Banpais (ADR) *                                      100,000           0
Cifra (ADR)                                          183,767    3,352,664
Grupo Industrial Durango (ADR) *                     177,000    2,677,125
Telefonos de Mexico (ADR)                            25,000     1,409,375
                                                                7,439,164

Netherlands - 5.5%
Elsevier *                                           111,419    1,832,980
ING Groep                                            49,122     2,787,181
KNP-BT                                               83,144     2,185,324
Vendex International                                 39,075     2,473,872
VNU                                                  152,050    5,199,724
                                                                14,479,081

Norway - 2.0%
Christiana Bank *                                  1,231,318    5,232,367
                                                                5,232,367

Singapore - 1.9%
City Developments                                    400,000    1,969,345
Creative Technology *                                10,000     220,468
Raffles Medical Group *                              1,000,000  495,433
Singapore Press *                                    200,000    2,291,376
                                                                4,976,622

Equity Securities (Cont'd)                           Shares     Value
South Africa - 2.6%
Community Growth Fund +                              739,067    $317,720
Standard Bank Investment                             105,000    6,368,186
                                                                6,685,906

Spain - 4.7%
Banco Santander                                      46,582     2,321,382
Prosegur Compania Securidad                          318,960    4,105,908
Telefonica de Espana *                               131,822    5,813,205
                                                               12,240,495

Switzerland - 6.3%
Credit Suisse Group *                                27,978     5,597,435
Sulzer *                                             3,276      2,561,490
Zurich Versicherungs                                 14,190     8,237,553
                                                               16,396,478

United Kingdom - 16.0%
Anglian Group                                        293,700    1,160,302
Anglian Water                                        116,700    1,826,575
Arcadia Group                                        122,537    945,635
Barclays *                                           92,700     2,776,165
Beazer Group                                         282,000    986,621
Bellway                                              143,600    915,872
Cadbury Schweppes                                    147,100    2,043,835
Devro                                                152,400    1,293,445
FirstGroup                                           342,100    2,061,630
Halifax                                              186,225    2,869,571
Johnson Matthey                                      171,100    1,764,355
Kingfisher                                           161,700    3,034,386
Lloyds TSB Group                                     195,600    3,045,138
London International Group                           343,900    1,047,752
Mayflower                                            309,200    1,099,901
Misys                                                41,900     2,086,681
Norwich Union *                                      246,000    1,917,976
Quadrant Healthcare +                                200,000    448,632
Safeway                                              270,900    1,680,167
SIG                                                  223,400    755,422
Smith Kline Beecham                                  212,900    2,681,867
Somerfield                                           258,300    1,529,593
Unigate                                              161,700    1,962,471
Wolseley                                             226,300    1,735,023
                                                               41,669,015

United States - 0.3%
Calypte Biomedical (Warrants) +                      50,000     259,375
Proton Energy Systems                                227,273    250,000
Soluz, Inc. +                                        4,000      40,000
Zero Emissions Tech, Inc. (Preferred) +              90,909     250,000
                                                                799,375

  Total Equity Securities (Cost $189,907,312)                241,819,520

                                                    Principal
Corporate Notes - 1.3%                               Amount     Value
Bolivia - 0.1%
Banco Solidario                                      $332,810  $330,783
                                                                330,783

United States - 1.2%
Accion International                                 100,000    98,375
Cascadia Revolving Loan Fund                         125,000   124,821
Catholic Relief Services                             200,000   194,594
Community Equity Investments                         150,000   130,000
Delaware Valley Community Reinvestment Fund          75,000     73,862
Ecumenical Development Corporation USA               150,000   142,042
Enterprise Loan Fund                                 50,000     47,698
Ethiopian Community Development Council              50,000     49,035
Federation of Appalachian Housing Enterprises
Corp.                                                200,000   191,492
Foundation For International Community
Assistance                                           150,000   140,535
Freedom From Hunger                                  100,000    98,589
Greater New Haven Community Loan Fund                75,000     72,973
Mayer Laboratories, Inc.                             150,000   150,000
Mcauley Institute                                    85,000     81,384
Mennonite Economic Development Association           200,000   194,172
Minnesota Non-Profit Assistance Fund                 100,000    93,690
New Mexico Community Loan Fund                       100,000    98,084
Program for Appropriate Technology and Health        300,000   300,000
Self Help Credit Union                               100,000   100,000
Shared Interest                                      100,000    98,171
Societe D'Investissement et de Developpement
 International                                       250,000   246,205
Soluz Dominicana, Inc.                               150,000   110,000
South Shore Bank                                     200,000   200,000
                                                             3,035,722

  Total Corporate Notes (Cost $3,452,810) +                  3,366,505

Time Deposits - 5.2%
Capital Markets, London, 6.00%, 10/1/97           13,564,811 13,564,811
                                                             13,564,811

  TOTAL INVESTMENTS (Cost $193,973,695) - 99.3%             258,750,836
  Other assets in excess of liabilities - 0.7%                1,761,816
  Net Assets - 100%                                        $260,512,652

Net Assets Consist of:                                          Value
Paid-in capital applicable to the following shares
of common stock
  with 250,000,000 shares of $0.01 par value share
authorized for
  Class A and C combined:
  Class A : 11,498,866 shares outstanding                       $196,454,077
  Class C : 449,181 shares outstanding                          8,025,615
Undistributed net investment income                             (368,891)
Accumulated net realized gain (loss) on investments
  and foreign currencies                                        4,576,673
Net unrealized appreciation (depreciation) on investments
  and assets and liabilities in foreign currencies              51,825,179

  Net Assets                                                    $260,512,653

Net Asset Value Per Share
Class A (based on net assets of $251,048,153)                   $21.83
Class C (based on net assets of $9,464,500)                     $21.07



+  Restricted securities representing 1.9% of net assets.
*  Non-income producing.


See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 1998

Net Investment Income
Investment Income
  Dividend income (net of foreign taxes of $147,356)            $1,268,876
  Interest income                                               313,834
                  Total investment income                       1,582,710

Expenses
  Investment advisory fee                                       1,111,806
  Transfer agency fees and expenses                             219,582
  Distribution Plan expenses:
                  Class A                                       267,602
                  Class C                                       41,399
  Directors' fees and expenses                                  21,363
  Administrative fees                                           111,181
  Custodian fees                                                187,998
  Registration fees                                             22,926
  Reports to shareholders                                       53,754
  Professional fees                                             14,090
  Miscellaneous                                                 66,835
                  Total expenses                                2,118,526
                  Fees paid indirectly                          (187,988)
                  Net expenses                                  1,930,538

                  Net Investment Income                         (347,828)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
  Securities                                                    10,365,796
  Foreign currencies                                            90,663
                                                                10,456,459

Change in unrealized appreciation or depreciation on:
  Securities                                                    5,531,797
  Assets and liabilities in foreign currencies                  3,119
                                                                5,534,916

  Net Realized and Unrealized Gain
  (Loss) on Investments                                         15,991,375

  Increase (Decrease) in Net Assets
  Resulting From Operations                                     $15,643,547


See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                    Six Months
                                                    Ended      Year Ended
                                                    March 31,  September 30,
Increase (Decrease) in Net Assets                   1998       1997
Operations
  Net investment income                            ($347,828)   $1,023,532
  Net realized gain (loss)                         10,456,459    8,202,967
  Change in unrealized appreciation or
 depreciation                                        5,534,916  32,535,176

  Increase (Decrease) in Net Assets
  Resulting From Operations                          15,643,547 41,761,675

Distributions to shareholders from
  Net investment income:
                  Class A Shares                     (557,603)  (524,960)
                  Class C Shares                     (90)       (5)
  Net realized gain:
                  Class A Shares                   (13,935,051) (4,308,311)
                  Class C Shares                     (566,765)  (158,527)
  Total distributions                              (15,059,509) (4,991,803)

Capital share transactions:
  Shares sold:
                  Class A Shares                     35,727,075  32,021,552
                  Class C Shares                     1,043,966  1,999,316
  Reinvestment of distributions:
                  Class A Shares                     13,182,114  4,436,444
                  Class C Shares                     536,716     150,494
  Shares redeemed:
                  Class A Shares                  (23,654,326) (40,829,241)
                  Class C Shares                     (874,201)  (1,391,705)
  Total capital share transactions                  25,961,344  (3,613,140)

Total Increase (Decrease) in Net Assets             26,545,382   33,156,732

Net Assets
Beginning of period                                233,967,271  200,810,539
End of period (including undistributed net
 investment
  income (loss) of $(368,891) and $536,630,
 respectively)                                    $260,512,653 $233,967,271

Capital Share Activity
Shares sold:
  Class A Shares                                     1,752,395  1,591,043
  Class C Shares                                     52,632     102,735
Reinvestment of distributions:
  Class A Shares                                     712,546    236,367
  Class C Shares                                     29,984     8,215
Shares redeemed:
  Class A Shares                                     (1,172,640)(2,042,418)
  Class C Shares                                     (44,875)   (72,077)
Total capital share activity                         1,330,042  (176,135)


See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers Class A and Class C shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class
A. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.
In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly form the values that would have been used had a ready market of the investments existed, and the differences could be material.
At March 31, 1998, $4,833,990 or 1.9% of net assets, were valued by the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to  Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: 1.0 % on the first $250 million, .975% on the next $250 million and .925% on the excess of $500 million. Under the terms of the agreement, $235,829 was payable at period end. Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.0% annually of average daily net assets of each Class A and Class C, respectively. Under the terms of the agreement, $59,453 was payable at period end.

The Distributor received $60,175 as its portion of commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund. Under the terms of the agreement, $13,239 was payable at period end. Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of the greater of $40,000 or .10% of the average daily net assets of the Fund. Under the terms of the agreement, $21,456 was payable at period end. Each Director who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Director's fees are allocated to each of the funds served.

Note C- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were $89,474,195 and $93,537,898, respectively. The cost of investments owned at March 31, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $51,825,903, of which $61,568,106 related to appreciated securities and $9,742,203 related to depreciated securities.

Note D- Line of Credit

Effective July 1, 1997, a financing agreement is in place with all Calvert
Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal
Funds Rate plus .50% per annum. a commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had $230,630 outstanding borrowings at an interest rate of 6.875% at March 31, 1998.

Note E- Subsequent Events

Effective April 1, 1998, the Fund will begin to offer Class B shares of capital stock. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Class B shares have a higher level of expenses than Class A shares, including higher Distribution Plan expenses.

Effective June 1, 1998, the Fund will convert its existing Class C shares to new Class C shares. Class C shares will be sold without a front-end sales charge. With certain exceptions, the Fund may impose a deferred sales charge on shares sold within one year. Class C shares will have a higher level of expenses than Class A shares, including higher Distribution Plan expenses.

FINANCIAL HIGHLIGHTS

                                                        Periods Ended
                                          March 31,       Sept. 30,   Sept. 30,
Class A Shares                            1998            1997        1996
Net asset value, beginning                  $22.06        $18.62      $17.62
Income from investment operations
     Net investment income                  (.03)         .10          .04
     Net realized and unrealized
gain (loss)                                  1.24         3.81         1.53
         Total from investment operations   1.21          3.91         1.57
Distributions from
     Net investment income                  (.06)         (.05)        (.13)
     Excess of net investment income        -             -            -
     Net realized gain (loss)               (1.38)        (.42)        (.44)
         Total distributions                (1.44)        (.47)        (.57)
Total increase (decrease) in net
asset value                                  (.23)         3.44        1.00
Net asset value, ending                     $21.83        $22.06       $18.62

Total return*                               6.64%         21.44%       9.22%
Ratios to average net assets:
     Net investment income (loss)           (.28%)(a)     .51%         .23%
     Total expenses+                        1.87%(a)      1.91%        1.95%
     Net expenses                           1.70%(a)      1.76%        1.81%
     Expenses reimbursed                    -             -            -
Portfolio turnover                          42%           58%          96%
Average commission rate paid                $.0214        $.0222       $.0339
Net assets, ending (in thousands)           $251,048      $225,169     $194,032
Number of shares outstanding,
     ending (in thousands)                  11,499        10,207       10,422

                                                         Years Ended
                                          Sept. 30,       Sept. 30,    Sept. 30,
Class A Shares                            1995            1994         1993
Net asset value, beginning                  $17.99        $16.35       $14.31
Income from investment operations
     Net investment income                  .11           -            .08
     Net realized and unrealized
 gain (loss)                                .38           2.14         2.04
         Total from investment operations   .49           2.14         2.12
Distributions from
     Net investment income                  -             (.03)        (.05)
     Excess of net investment income        -             (.04)        -
     Net realized gains                     (.86)         (.43)        (.03)
         Total distributions                (.86)         (.50)        (.08)
Total increase (decrease) in net
asset value                                 (.37)         1.64          2.04
Net asset value, ending                     $17.62        $17.99       $16.35

Total return*                               3.19%         13.44%       14.95%
Ratios to average net assets:
     Net investment income (loss)           .68%          (.04%)       .80%
     Total expenses+                        1.93%         N/A          N/A
     Net expenses                           1.79%         1.96%        1.50%
     Expenses reimbursed                    -             .04%         .20%
Portfolio turnover                          73%           78%          35%
Average commission rate paid                N/A           N/A          N/A
Net assets, ending (in thousands)           $191,586      $175,543    $54,280
Number of shares outstanding,
     ending (in thousands)                  10,876        9,755        3,319

FINANCIAL HIGHLIGHTS

                                                        Periods Ended
                                          March 31,       Sept. 30,    Sept.30,
Class C Shares                            1998            1997         1996
Net asset value, beginning                  $21.39        $18.20       $17.28
Income from investment operations
     Net investment income                  (.09)         (.07)        (.15)
     Net realized and unrealized
 gain (loss)                                 1.15         3.68         1.51
         Total from investment operations   1.06          3.61         1.36
Distributions from
     Net realized gain                      (1.38)        (.42)        (.44)
         Total distributions                (1.38)        (.42)        (.44)
Total increase (decrease) in net
 asset value                                 (.32)         3.19         .92
Net asset value, ending                     $21.07        $21.39       $18.20

Total return*                               6.10%         20.22%       8.07%
Ratios to average net assets:
     Net investment income (loss)           (1.28%)(a)    (.47%)       (.88%)
     Total expenses+                        2.86%(a)      2.91%        3.08%
     Net expenses                           2.69%(a)      2.76%        2.93%
     Expenses reimbursed                    -             -            -
Portfolio turnover                          42%           58%          96%
Average commission rate paid                $.0214        $.0222       $.0339
Net assets, ending (in thousands).          $9,465        $8,799       $6,779
Number of shares outstanding,
     ending (in thousands)                  449           411          373

                                                      Periods Ended
                                            September 30, September 30,
Class C Shares                              1995          1994^
Net asset value, beginning                  $17.86        $18.24
Income from investment operations
     Net investment income                  (.05)         (.06)
     Net realized and unrealized
gain (loss)                                 .32          (.32)
         Total from investment operations   .27           (.38)
Distributions from
     Net realized gains                     (.85)         -
         Total distributions                (.85)         -
Total increase (decrease) in net
asset value                                 (.58)         (.38)
Net asset value, ending                     $17.28        $17.86

Total return*                               1.95%         (1.27%)
Ratios to average net assets:
     Net investment income (loss)           (.47%)        (1.16%)(a)
     Total expenses+                        3.12%         N/A
     Net expenses                           2.99%         3.32%(a)
     Expenses reimbursed                    .13%          .50%(a)
Portfolio turnover                          73%           78%
Average commission rate paid                N/A           N/A
Net assets, ending (in thousands).          $6,061        $3,620
Number of shares outstanding,
     ending (in thousands)                  351           203


(a) Annualized
* Total return is not annualized for periods less than one year and does not reflect deduction of Class A front-end sales charge.
+ Effective September 30, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
^  From March 1, 1994 inception
N/A Disclosure not applicable to prior periods.

March 31, 1998

SEMI-ANNUAL
REPORT

CALVERT CAPITAL
ACCUMULATION FUND


Table of Contents
President's Letter                         1
Portfolio Manager Remarks                  2
Statement of Net Assets                    4
Schedule of Investments                    5
Statement of Operations                    8
Statements of Changes in Net Assets        9
Notes to Financial Statements             10
Financial Highlights                      13

CALVERT CAPITAL
ACCUMULATION FUND

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814


To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Registered, Certified or
Overnight Mail
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105-1807

Calvert Group Web-Site
Address: http://www.calvertgroup.com


This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective shareholders unless preceded or accompanied by a prospectus.




Dear Shareholders:

At the end of 1997, a financial crisis in the developing nations of Southeast Asia emerged as a threat to this historic bull market. Market pundits sounded the warning bell, and fund managers cautioned investors to check their expectations and confirm their objectives. However, as has been the case of late, each new precipice turns out to be a launching pad for a new flight upward.

Virtually every sector of the US equity market turned in double-digit returns for the first quarter of 1998. Looking beyond the US, most international markets also posted strong gains, notably the troubled Pacific Rim countries, which snapped back sharply, and the Western European markets of Germany, France and Great Britain. We're pleased to note that almost every Calvert Group fund also reported strong absolute and relative returns.

The strength of the global stock market is due in large part to the fundamental strength of major economies around the world. Favorable investment conditions of low inflation and an expanding economy have so far helped the market work through concerns for the consequences of Southeast Asia's financial troubles and worries that companies' earnings growth may not be as robust.

This protracted bull market has shown us time and again that its strength should not be underestimated. For investors, its ability to defy prediction reinforces the soundness of a long-term approach that focuses on investors' goals rather than short-term market trends.

Thank you for choosing Calvert Group. We appreciate your business and your confidence in our investment programs.

Sincerely,



Barbara J. Krumsiek
President and CEO

April 24, 1998

Portfolio Statistics
March 31, 1998

Investment Performance

                           6 Months        12 Months
                           ended            ended
                           3/31/98          3/31/98
Capital
Accumulation Fund          15.41%           47.50%
S&P Midcap 400
Index TR                   11.94%           49.04%
Lipper Mid-Cap
Funds Average              8.41%            43.06%

Ten Largest Stock Holdings

                                     % of Net Assets
Cardinal Health, Inc.                3.69%
Sterling Commerce, Inc.              3.51%
ALZA Corp.                           3.12%
Autozone, Inc.                       3.02%
Solectron Corp.                      3.00%
Sterling Software, Inc.              2.96%
T. Rowe Price Associates, Inc.       2.95%
Scherer (R.P.) Corp.                 2.94%
MCN Energy Group, Inc.               2.89%
Green Tree Financial Corp.           2.84%
Total                               30.92%




Investment performance is for Class A shares and does not reflect the deduction of any front-end sales charge. TR represents total return.

Source:  Lipper Analytical Services, Inc.

ED BROWN
OF BROWN CAPITAL MANAGEMENT COMPANY

How would you characterize the investment climate for stocks during the six-month period ended March 31, 1998?

The market was generally on firm footing, as evidenced by modest inflation, declining interest rates and sustained corporate profits growth. Uncertainty in foreign economies, namely Asia, had a disturbing impact on the domestic market for a brief period. While one would have expected the larger companies to bear the brunt of investor nervousness due to their global presence, it was in fact the mid- to small-sized companies that were most negatively affected as a "flight to quality" ensued.

Ironically, the weakness in Asia and its dampening effect on the domestic economy helped prevent the Federal Reserve from tightening monetary policy, an action that would have likely caused stocks to correct more precipitously, at least in the short run.

How did the Fund's return compare to its peers?

The Fund returned 15.41% for the six months ending March 31, 1998 and 47.50% for the year, results ahead of the 8.41% six-month return and 43.06% one-year return for our the Lipper Mid-Cap Funds Average. Several industry groups accounted for the solid performance including long-distance telephone companies, airlines and computer software businesses. Industry groups that underperformed the S&P Midcap 400 Index included oil and gas drilling, health services and computer hardware.

How did events in Asia affect Fund management and performance?

We held our course. The Fund, which is overweighted in the technology sector, did feel the initial down draft caused by the Asian economic weakness, but in some instances, we viewed the correction as a time for opportunistic buying. This has been an unprecedented stock market advance - so far three consecutive years of double-digit annual returns.

Were you still able to find attractive investment candidates?

Yes. In our opinion, the financial sector warrants further scrutiny as we believe investors will evaluate the prospects for certain banks, specialty finance and money management organizations more favorably in the future as a result of industry consolidation and increasing stabilization of revenues and profits. Technology is an area where we expect to continue to earn above-market returns by continuing to identify and invest in companies that enhance the productivity of their customers.

What are your expectations for the coming months?

Our outlook for the remainder of 1998 assumes that inflation remains contained and interest rates remain low. We continue to monitor overall corporate profits growth, which could be in jeopardy if productivity is unable to offset any rise in labor costs. At current levels, stocks appear fairly valued, so we would not be surprised to see the market trade sideways for awhile. In this environment, we believe superior stock selection will result in relative outperformance. The Fund's active management approach - our efforts to identify and invest in the most attractively priced issues and avoid overpriced stocks - should continue to hold us in good stead.

April 24, 1998

PORTFOLIO STATISTICS
March 31, 1998

Average Annual Total Returns

                           Class A Shares
                           as of 3/31/98
One year                   40.50%
Since inception            23.40%
(10/31/94)

                           Class C Shares
                           as of 3/31/98
One year                   45.91%
Since inception            24.16%
(10/31/94)

Performance Comparison
Comparison of change in value of $10,000 investment.



Line graph here showing comparison from 11/1/94 to 3/31/98
 Calvert Capital Accumulation Fund (A)   $20,524
Calvert Capital Accumulation Fund (B)    $20,958
S&P Midcap 400 Index TR -                $22,085
Lipper Mid-Cap Funds Index -             $19,984




Total returns assume reinvestment of dividends and, for Class A shares, reflect the deduction of the Fund's maximum sales charge of 4.75%. No sales charge has been applied to the index used for comparison.

STATEMENT OF NET ASSETS
March 31, 1998

Equity Securities - 97.2%                            Shares     Value
Banks - Money Center - 0.9%
Chase Manhattan Corp.                                5,324      $718,074
                                                                718,074

Communications Equipment - 2.1%
ADC Telecommunications, Inc. *                       59,100     1,628,944
                                                                1,628,944

Computer - Hardware - 1.6%
Hewlett Packard Co.                                  19,000     1,204,125
                                                                1,204,125

Computer - Networking - 2.3%
Bay Networks, Inc. *                                 38,700     1,049,738
Cisco Systems, Inc. *                                9,900      676,912
                                                                1,726,650

Computer - Peripherals - 2.4%
EMC Corp. *                                          48,978     1,851,981
                                                                1,851,981

Computer - Software and Services - 16.9%
BMC Software, Inc. *                                 21,400     1,793,588
Choicepoint, Inc. *                                  2,830      154,058
Microsoft Corp. *                                    18,800     1,682,600
Networks Associates, Inc. *                          31,702     2,100,258
Oracle Corp. *                                       46,980     1,482,806
Parametric Technology Corp. *                        21,900     729,544
Sterling Commerce, Inc. *                            57,631     2,672,638
Sterling Software, Inc. *                            39,950     2,257,175
                                                                12,872,667

Consumer Finance - 2.8%
Green Tree Financial Corp.                           76,100     2,164,094
                                                                2,164,094

Distributors - Food and Health - 3.7%
Cardinal Health, Inc.                                31,850     2,808,772
                                                                2,808,772

Electrical Equipment - 5.4%
Belden, Inc.                                         43,400     1,817,375
Solectron Corp. *                                    54,000     2,281,500
                                                                4,098,875

Electronics - Semiconductors - 1.9%
Altera Corp. *                                       38,900     1,468,475
                                                                1,468,475

Equity Securities (Cont'd)                           Shares     Value
Health Care - Diversified - 1.7%
Johnson & Johnson                                    18,000    $1,319,625
                                                                1,319,625

Health Care - Drug Systems - 2.9%
Scherer (R.P.) Corp. *                               33,200     2,241,000
                                                                2,241,000

Health Care - Hospital Management - 1.5%
Health Management Associates, Inc., Class A *        38,600     1,104,925
                                                                1,104,925

Health Care - Long Term Care - 1.8%
Health Care & Retirement  Corp. *                    31,450     1,350,384
                                                                1,350,384

Health Care - Medical Devices - 1.5%
Boston Scientific Corp. *                            17,200     1,161,000
                                                                1,161,000

Health Care - Special Services - 4.1%
ALZA Corp. *                                         53,000     2,375,062
Quintiles Transnational Corp. *                      15,000     722,812
                                                                3,097,874

Home Building - 2.0%
Rouse Co.                                            48,000     1,512,000
                                                                1,512,000

Housewares - 1.4%
Newell Co.                                           22,600     1,094,688
                                                                1,094,688

Insurance - Life and Health - 1.8%
AFLAC, Inc.                                          21,600     1,366,200
                                                                1,366,200

Investment Management - 3.9%
Franklin Resources, Inc.                             14,165     750,745
T. Rowe Price Associates, Inc.                       31,900     2,244,962
                                                                2,995,707

Leisure - 1.0%
Harley Davidson, Inc. (rights)                       23,700     782,100
                                                                782,100

Manufacturing - Diversified - 2.1%
Illinois Tool Works, Inc.                            24,600     1,592,850
                                                                1,592,850

Natural Gas - 2.9%
MCN Energy Group, Inc.                               59,000     2,205,125
                                                                2,205,125

Equity Securities (Cont'd)                           Shares     Value
Oil and Gas - Equipment - 1.8%
Smith International, Inc. *                          24,500    $1,349,031
                                                                1,349,031

Restaurants - 2.0%
Cheesecake Factory, Inc. *                           46,000     1,532,375
                                                                1,532,375

Retail - Building Supplies - 4.5%
Fastenal Co.                                         47,900     2,077,662
Home Depot, Inc.                                     19,850     1,338,634
                                                                3,416,296

Retail - Department Stores - 1.5%
Kohls Corp. *                                        13,500     1,103,625
                                                                1,103,625

Retail - Discounters - 1.4%
Dollar General Corp.                                 27,401     1,060,086
                                                                1,060,086

Retail - Specialty - 5.2%
Autozone, Inc. *                                     67,800     2,296,725
Caseys General Stores, Inc.                          104,200    1,667,200
                                                                3,963,925

Services - Advertising and Marketing - 3.3%
Acxiom Corp. *                                       68,700     1,760,438
Catalina Marketing Corp. *                           13,800     726,225
                                                                2,486,663

Services - Commercial and Consumer - 2.2%
G & K Services, Inc., Class A                        38,200     1,676,025
                                                                1,676,025

Services - Data Processing - 5.2%
Equifax, Inc.                                        39,300     1,434,450
Fiserv, Inc. *                                       10,600     671,775
Paychex, Inc.                                        32,300     1,863,306
                                                                3,969,531

Services - Employment - 1.5%
Robert Half International, Inc. *                    23,200     1,113,600
                                                                1,113,600

   Total Equity Securities (Cost $56,944,629)                  74,037,292

                                                     Principal
Repurchase Agreements - 3.1%                         Amount       Value
Donaldson, Lufkin & Jenrette: 6.00%,
dated 3/31/98, due 4/1/98
   (Collateral: $2,471,981, FNMA, 5.44%,
1/29/01)                                             $2,400,000 $2,400,000

   Total Repurchase Agreements (Cost $2,400,000)                 2,400,000


   Total Investments (Cost $59,344,629) - 100.3%                76,437,292
   Other assets and liabilities, net - (0.3%)                   (268,064)
   Net Assets - 100%                                           $76,169,228

Net Assets Consist of:
Paid-in capital applicable to the following shares of
common stock,
   250,000,000 shares of $0.01 par value authorized for
Class A
   and Class C combined:
                  Class A: 2,486,027 shares outstanding       $51,558,848
                  Class C: 202,681 shares outstanding           4,304,977
Undistributed net investment income (loss)                      (357,677)
Accumulated net realized gain (loss) on investments             3,570,417
Net unrealized appreciation (depreciation) on investments      17,092,663

   Net Assets                                                 $76,169,228

Net Asset Value Per Share
Class A (based on net assets of $70,579,551)                       $28.39
Class C (based on net assets of $5,589,677)                        $27.58




*Non-income producing

See notes to financial statements.

STATEMENT OF OPERATIONS
Six MonthS Ended March 31, 1998

Net Investment Income
Investment Income
   Interest income                                              $22,800
   Dividend income                                              203,260
                  Total investment income                       226,060

Expenses
   Investment advisory fee                                      248,716
   Transfer agency fees and expenses                            95,706
   Distribution Plan expenses:
                  Class A                                       101,610
                  Class C                                       22,631
   Directors' fees and expenses                                 9,891
   Administrative fees                                          31,295
   Custodian fees                                               8,950
   Registration fees                                            18,701
   Reports to shareholders                                      30,487
   Professional fees                                            4,198
   Miscellaneous                                                20,502
                  Total expenses                                592,687
                  Fees paid indirectly                          (8,950)
                  Net expenses                                  583,737

                  Net Investment Income (Loss)                 (357,677)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)                                        4,143,955
Change in unrealized appreciation or depreciation               6,094,400

                  Net Realized and Unrealized Gain
                  (Loss) on Investments                         10,238,355

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                     $9,880,678




See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     Six Months
                                                     Ended        Year Ended
                                                     March 31,    Sept.  30,
Increase (Decrease) in Net Assets                    1998         1997
Operations
   Net investment income (loss)                      $(357,677)   $(567,674)
   Net realized gain (loss)                          4,143,955    6,355,994
   Change in unrealized appreciation
   or depreciation                                   6,094,400    4,031,882

   Increase (Decrease) in Net Assets
   Resulting From Operations                         9,880,678    9,820,202

Distributions to shareholders from
   Net realized gain:
                  Class A Shares                     (5,172,525)       -
                  Class C Shares                     (417,475)         -
   Total distributions                               (5,590,000)       -

Capital share transactions:
   Shares sold:
                  Class A Shares                     12,062,514  25,046,771
                  Class C Shares                     1,102,584    1,469,185
   Reinvestment of distributions:
                  Class A Shares                     4,897,197         -
                  Class C Shares                     391,618           -
   Shares redeemed:
                  Class A Shares                    (5,138,731)(19,310,865)
                  Class C Shares                     (371,802)  (1,088,191)
   Total capital share transactions                  12,943,380  6,116,900

Total Increase (Decrease) in Net
Assets                                               17,234,058  15,937,102

Net Assets
Beginning of period                                  58,935,170  42,998,068
End of period (including undistributed
 net investment
   income (loss) of $(357,677) and $0,
 respectively)                                      $76,169,228 $58,935,170

Capital Share Activity
Shares sold:
   Class A Shares                                    459,111    1,067,042
   Class C Shares                                    42,691     64,057
Reinvestment of distributions:
   Class A Shares                                    209,013           -
   Class C Shares                                    17,154            -
Shares redeemed:
   Class A Shares                                    (194,411)  (821,581)
   Class C Shares                                    (14,229)   (48,629)
Total capital share activity                         519,329    260,889



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note A - Significant Accounting Policies

     General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund, which commenced operations on October 31, 1994, offers Class A and Class C shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares, which have no transaction-based sales charge, have a higher annual expense rate than Class A. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights. The Fund issued an audited report dated March 31, 1997. The Funds fiscal year-end remains September 30, and an audited annual report dated September 30, 1997 was issued.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Investment income, expenses and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.

Distributions to  Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B - Related Party Transactions

 Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of
 .80% of the Fund's average daily net assets. Under the terms of the agreement, $61,575 was payable at period end. Effective January 1997, the Fund began paying a monthly performance fee of plus or minus up to .05%, on an annual basis, of average daily net assets of the performance period depending on the Fund's performance compared to the S&P Mid-Cap 400 Index. For the period ended March 31, 1998, the performance fee adjustment decreased management fees by $1,641. Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of the Fund. Under the terms of the agreement, $6,216 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by each class of shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Class A and Class C, respectively. Under the terms of the agreement, $24,724 was payable at period end.

The Distributor received $50,438 as its portion of the commissions charged on sales of the Fund's shares.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund. Under the terms of the agreement, $7,612 was payable at period end.
Each Director who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C - Investment Activity

During  the  period,  purchases  and  sales  of  investments,   other  than
short-term securities, were $28,292,793 and $20,394,650, respectively. The cost of investments owned at March 31, 1998 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $17,092,663, of which $17,599,288 related to appreciated securities and $506,625 related to depreciated securities.

Note D - Line of Credit

Effective July 1, 1997, a financing agreement is in place with all Calvert Group Funds and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal
Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. This fee is paid quarterly in arrears. The Fund had no loans outstanding pursuant to this line of credit at March 31, 1998.

Note E - Subsequent Events

Effective April 1, 1998, the Fund will begin to offer Class B shares of capital stock. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares. Class B shares have a higher level of expenses than Class A shares, including higher Distribution Plan expenses.

Effective June 1, 1998, the Fund will convert its existing Class C shares to new Class C shares. Class C shares will be sold without a front-end sales charge. With certain exceptions, the Fund may impose a deferred sales charge on shares sold within one year. Class C shares will have a higher level of expenses than Class A shares, including higher Distribution Plan expenses.

FINANCIAL HIGHLIGHTS

     Periods Ended
                                          March 31,       September 30,
Class A Shares                              1998          1997
Net asset value, beginning                  $27.21        $22.55
Income from investment operations
     Net investment income (loss)           (.13)         (.25)
     Net realized and unrealized
gain (loss)                                 3.79          4.91
         Total from investment operations   3.66          4.66
Distributions from
     Net investment income                  -             -
     Net realized gain                      (2.48)        -
         Total distributions                (2.48)        -
Total increase (decrease) in net
asset value                                   1.18        4.66
Net asset value, ending                     $28.39        $27.21

Total return*                               15.41%        20.67%
Ratios to average net assets:
     Net investment income (loss)           (1.07%)(a)    (1.09%)
     Total expenses+                        1.82%(a)      1.91%
     Net expenses                           1.79%(a)      1.85%
     Expenses reimbursed                    -             -
Portfolio turnover                          33%           126%
Average commission rate paid                $.0510        $.0530
Net assets, ending (in thousands)           $70,580       $54,751
Number of shares outstanding ending
(in thousands)                               2,486          2,012

     Periods Ended
                                          September 30,   September 30,
Class A Shares                              1996          1995^
Net asset value, beginning                  $21.48        $15.00
Income from investment operations
     Net investment income (loss)           (.24)         (.11)
     Net realized and unrealized
gain (loss)                                 1.88          6.61
         Total from investment operations   1.64          6.50
Distributions from
     Net investment income                  -             (.02)
     Net realized gain                      (.57)         -
         Total distributions                (.57)         (.02)
Total increase (decrease) in net
asset value                                  1.07          6.48
Net asset value, ending                     $22.55        $21.48

Total return*                               7.92%         43.40%
Ratios to average net assets:
     Net investment income (loss)           (1.56%)       (1.55%)(a)
     Total expenses+                        2.16%         2.35%(a)
     Net expenses                           1.98%         2.06%(a)
     Expenses reimbursed                    -             .05%(a)
Portfolio turnover                          114%          95%
Average commission rate paid                $.0563        N/A
Net assets, ending (in thousands)           $39,834       $16,111
Number of shares outstanding, ending
 (in thousands)                               1,767          750

FINANCIAL HIGHLIGHTS

     Periods Ended
                                          March 31,       September 30,
Class C Shares                              1998          1997
Net asset value, beginning                  $26.64        $22.34
Income from investment operations
     Net investment income (loss)           (.23)         (.47)
     Net realized and unrealized
gain (loss)                                 3.65         4.77
         Total from investment operations   3.42          4.30
Distributions from
     Net investment income                  -             -
     Net realized gain                      (2.48)        -
         Total distributions                (2.48)        -
Total increase (decrease) in net
 asset value                                 .94         4.30
Net asset value, ending                    $27.58       $26.64

Total return*                               14.80%        19.25%
Ratios to average net assets:
     Net investment income (loss)           (2.08%)(a)    (2.30%)
     Total expenses+                        2.83%(a)      3.11%
     Net expenses                           2.81%(a)      3.05%
     Expenses reimbursed                    -             -
Portfolio turnover                          33%           126%
Average commission rate paid                $.0510        $.0530
Net assets, ending (in thousands)           $5,590        $4,184
Number of shares outstanding, ending
(in thousands)                                203           157

     Periods Ended
                                          September 30,   September 30,
Class C Shares                              1996          1995^
Net asset value, beginning                  $21.55        $15.00
Income from investment operations
     Net investment income (loss)           (.55)         (.15)
     Net realized and unrealized
gain (loss)                                  1.91         6.70
         Total from investment operations   1.36          6.55
Distributions from
     Net investment income                  -             -
     Net realized gain                      (.57)         -
         Total distributions                (.57)         -
Total increase (decrease) in net
asset value                                  .79          6.55
Net asset value, ending                     $22.34        $21.55

Total return*                               6.56%         43.67%
Ratios to average net assets:
     Net investment income (loss)           (2.82%)       (3.13%)(a)
     Total expenses+                        3.42%         3.79%(a)
     Net expenses                           3.24%         3.50%(a)
     Expenses reimbursed                    -             2.79%(a)
Portfolio turnover                          114%          95%
Average commission rate paid                $.0563        N/A
Net assets, ending (in thousands)           $3,164        $1,992
Number of shares outstanding, ending
(in thousands)                                 142            92


(a) Annualized
+ Ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
*  Total return does not reflect deduction of Class A front-end sales charge.

^  From October 31, 1994 inception
N/A Disclosure not applicable to prior periods.

CALVERT GROUP'S FAMILY OF FUNDS

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
CTFR California Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Balanced Fund
CSIF Managed Growth Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Portfolio
California Muni. Intermediate Portfolio
Maryland Muni. Intermediate Portfolio
Virginia Muni. Intermediate Portfolio

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund

Equity Funds
NEW! CSIF Managed Index Portfolio
CSIF Equity Portfolio
Capital Accumulation Fund
CWVF International Equity Fund
New Vision Small Cap Fund
New Africa Fund